U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2004

THERMA-WAVE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26911

(Commission File Number)

94-3000561

(I.R.S. Employer Identification Number)

1250 Reliance Way

Fremont, California

(Address of Principal Executive Offices)

94539

(Zip Code)

(510) 668-2200

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

ITEM 12. Results of Operations and Financial Condition

On April 27, 2004, Therma-Wave, Inc. issued a press release announcing its financial results for the fourth fiscal quarter ended March 28, 2004. A copy of this press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 12. On April 27, 2004, Therma-Wave, Inc. held its fourth fiscal quarter ended March 28, 2004 earnings conference call, broadcast live by webcast. A transcript of the call is attached as Exhibit 99.2 and is incorporated by reference into this Item 12. This Form 8-K and the attached exhibits are being furnished, but not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 30, 2004

Therma-Wave, Inc.

By: /s/ L. Ray Christie
Name: L. Ray Christie
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number            Exhibit Description

99.1                 Press Release dated April 27, 2004
99.2                 Transcript of Therma-Wave, Inc. fourth fiscal quarter 2004 earnings call.